CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT







We hereby consent to the use in the Registration Statement on Form 10-SB of our report dated December 21, 1997, relating to the audited financial statements of Chatsworth Acquisition Corporation.







                              JOHN P. MACLEAN
                              Certified Public Accountants



December 21, 1997